UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2005

Instinet Group Incorporated

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(Exact Name of Registrant as Specified in Charter)

Delaware 000-32717 13-4134098

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3 Times Square, New York, New York 10036

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Registrant's telephone number, including area code: 212-310-9500

Not Applicable

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

In connection with the completion of the acquisition of Bridge Trading Company by Instinet Group Incorporated ("Instinet Group"), as described below, in addition to the Stock Purchase Agreement entered into by Instinet Group, Reuters C LLC and Reuters Limited on February 28, 2005, Reuters SA and Bridge Trading Company entered into an Intellectual Property Transfer Agreement on March 30, 2005. On March 31, 2005, Bridge Trading Company and Reuters America LLC entered into a Use and Services License Agreement; Instinet Group, Reuters SA and Bridge Trading Company entered into a Transition License Agreement; and Instinet Group, Reuters America LLC and Bridge Trading Company entered into a Transition Services Agreement.

ITEM 2.01. Completion of acquisition or disposition of assets.

On March 31, 2005, Instinet Group issued a press release announcing that it has completed its acquisition of Bridge Trading Company, an agency execution broker, from its parent, Reuters Group PLC. As consideration for the acquisition, Instinet Group issued 3,751,527 shares of its common stock, valued at approximately $21.5 million, to Reuters Group in exchange for 100% of the outstanding common stock of Bridge Trading Company. Bridge Trading has received all of the necessary regulatory approvals for the acquisition. The terms of the transaction were determined through arm's length negotiations, and a committee of independent directors of the Boards of Directors of each of Instinet Group and Reuters Group PLC reviewed the transaction. The press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b) Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(c) Exhibits

Number Description

99.1 Press Release of Instinet Group Incorporated issued March 31, 2005: Instinet Group Completes Acquisition of Bridge Trading.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

INSTINET GROUP INCORPORATED

Registrant

Date: April 5, 2005

By: /s/ John F. Fay

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John F. Fay

Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER DESCRIPTION

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99.1 Press Release of Instinet Group Incorporated issued March 31, 2005: Instinet Group Completes Acquisition of Bridge Trading.